NOVEMBER 2, 2020

SUPPLEMENT TO THE FOLLOWING STATEMENTS OF ADDITIONAL INFORMATION:

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED THROUGH SEPTEMBER 21, 2020

STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD SCHRODERS CHINA A FUND

(THE HARTFORD MUTUAL FUNDS II, INC.)

DATED APRIL 1, 2020

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

Effective November 2, 2020, Derrick D. Cephas, Andrew A. Johnson and Paul L. Rosenberg each serves as a director/trustee of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Exchange-Traded Trust, Lattice Strategies Trust and Hartford Schroders Opportunistic Income Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.